                                                                    EXHIBIT 10.3
                             Confidential Treatment

The portions of this exhibit that have been replaced with "[*****]" have been filed separately with the Securities and Exchange Commission and are the subject of our application for confidential treatment.

                              AMENDED AND RESTATED
[AT&T LOGO]                   AT&T MASTER CARRIER AGREEMENT

CUSTOMER NAME (FULL LEGAL NAME):
Valor Telecommunications of              AT&T Corp.,                                 AT&T SALES REPRESENTATIVE:
Texas L.P. d/b/a Valor                            a New York corporation ("AT&T')    Jeff Hayden
Telecom
                        ("CUSTOMER")

CUSTOMER NAME (AND TITLE) FOR NOTICE:    AT&T NAME (AND TITLE) FOR NOTICE:           AT&T CONTACT TELEPHONE NUMBER:
Kim Upton                                David Casillas Regional VP                  972-778-4624

CUSTOMER ADDRESS:                        AT&T ADDRESS:                               INITIAL DEPOSIT AMOUNT REQUIRED:
201 E. John Carpenter                    5501 LBJ Freeway Suite 3W                   0.00
Freeway Suite #200

CITY           STATE         ZIP CODE    CITY              STATE        ZIP CODE
Irving         TX            75062       Dallas            TX           75240

CUSTOMER FAX NUMBER FOR NOTICE:          AT&T FAX NUMBER FOR NOTICE:
972-373-1290                             972-778-4460

This Amended and Restated AT&T Master Carrier Agreement (the "Agreement") replaces the Master Carrier Agreement (as it may have been previously amended and restated) originally executed on the following dates:

Date of execution by CUSTOMER: 07/06/2002  Date of execution by AT&T: 07/22/2002

This Agreement consists of this Cover Sheet and the documents listed in the Table of Documents below (each, an "Attachment"). In the event of any inconsistency, precedence will be given to the documents in the following order:
(1) this Cover Sheet; (2) the documents listed in the Table of Documents (excluding the General Terms and Conditions); (3) the General Terms and Conditions. In the event of any inconsistency between this Agreement and an applicable AT&T Service Guide, the terms of this Agreement shall prevail.

This Agreement shall be legally binding when signed by both parties and shall continue in effect until the end of the longest term specified in an Attachment, or, until otherwise terminated pursuant to this Agreement, The rates and commitments shall be effective as provided in each Attachment.

                               TABLE OF DOCUMENTS

TITLE                                                         DOC. ID                   DATE/TIME STAMP
                                                     --------------------------       -------------------
General Terms and Conditions                                MCA 030614.doc              06/14/03 8:15 am
AT&T Data Service Terms and Pricing                   BDM_2 VAL DSTP 050221.doc        02/21/2005 2:25 PM
AT&T Internet Transport Services Service                      VAL MIS SOA              12/6/2004 10:31 AM
Attachment                                                  0412061.doc.doc

                                    AT&T/CUSTOMER CONFIDENTIAL
2340572553                     Subject to Nondisclosure Obligations

                               TABLE OF DOCUMENTS

TITLE                                          DOC. ID           DATE/TIME STAMP

AGREED:                                   AGREED:

VALOR TELECOMMUNICATIONS OF TEXAS L.P.    AT&T CORP.
D/B/A VALOR

BY: /s/ Grant Raney                       BY: /s/ David Casilias
    -------------------------------           ---------------------------
    (AUTHORIZED CUSTOMER SIGNATURE)            (AUTHORIZED AT&T SIGNATURE)

          Grant Raney                                   David Casilias
(TYPED OR PRINTED NAME AND TITLE)              (TYPED OR PRINTED NAME AND TITLE)

DATE: 03/25/05                            DATE: 03/29/05


                                    AT&T/CUSTOMER CONFIDENTIAL
2340572553                     SUBJECT TO NONDISCLOSURE OBLIGATIONS

                        GENERAL TERMS AND CONDITIONS                      PAGE 1

1. PROVISION OF SERVICES. AT&T agrees to provide to CUSTOMER the AT&T services described in the Attachment(s) to this Agreement (the "Services"). AT&T is not responsible for the quality of transmission or signaling on CUSTOMER's side of the network interface between AT&T and CUSTOMER. Service is furnished subject to the availability of the service components required, and subject to operational and systems constraints.

2. BILLING AND PAYMENT FOR THE SERVICES. Except as may be provided in an Attachment, AT&T will send a single monthly bill for each of the Services to one location designated by CUSTOMER. CUSTOMER is liable for all amounts due to AT&T under this Agreement. Payment in U.S. currency is due within thirty days after the bill date, except as otherwise provided below with respect to Billing Disputes. Charges set forth in the Attachments are exclusive of any applicable taxes or surcharges.

3. NON-PAYMENT. AT&T may add interest charges to any past due amounts at the lower of 1.5% per month or the maximum rate allowed by law. CUSTOMER shall reimburse AT&T for reasonable attorney's fees and any other costs associated with collecting delinquent or dishonored payments. Restrictive endorsements or other statements on checks accepted by AT&T will not apply.

4. BILLING DISPUTES. To dispute a charge on a bill, CUSTOMER must identify the specific charge in dispute and provide a full written explanation of the basis for the dispute using a standard AT&T billing dispute form within 90 days after the bill date. CUSTOMER may withhold payment of a charge subject to a good faith dispute provided: (a) CUSTOMER submits the billing dispute, using a standard AT&T billing dispute form, within thirty days after the bill date; (b) CUSTOMER pays the undisputed portion of all charges; and (c) CUSTOMER cooperates reasonably with AT&T's efforts to investigate and resolve the dispute. If AT&T determines a disputed charge was billed in error, AT&T shall issue a credit to reverse the amount incorrectly billed. If AT&T determines a disputed charge was billed correctly, payment shall be due from CUSTOMER within five days after AT&T advises CUSTOMER in writing that the dispute is denied.

5. DEPOSITS. Using its Deposit standards, AT&T has assessed and CUSTOMER shall pay the initial Deposit amount specified on the Cover Sheet before Services are provided. AT&T may require CUSTOMER, during the term of this Agreement, to tender a deposit in an amount to be determined by AT&T in its reasonable discretion. AT&T will rely upon commercially reasonable factors to determine the need for and amount of any deposit. These factors may include, but are not limited to, payment history, number of years in business, history of service with AT&T, bankruptcy history, current account treatment status, financial statement analysis, and commercial credit bureau rating, as well as commitment levels and anticipated monthly charges. Any deposit will be held by AT&T as a guarantee for the payment of charges. A deposit does not relieve CUSTOMER of the responsibility for the prompt payment of bills. Interest (at the rate of 6% per year or such other rate as is applicable by law) will be paid to CUSTOMER for any period that a cash deposit is held by AT&T. AT&T may apply a deposit against past due charges at any time.

6. OBLIGATIONS REGARDING TAXES. CUSTOMER shall pay any applicable taxes (excluding those on AT&T's net income), fees, duties, levies and other similar charges (and any related interest and penalties) relating to the sale, transfer of ownership, installation, license, use or provision of the Services, except to the extent customer provides a valid exemption certificate to AT&T prior to the delivery of Services.

7. CUSTOMER is A CARRIER. CUSTOMER certifies it is a "common carrier" as defined in the Communications Act of 1934 (see 47 USC Sections 153(10) and 211), with all required operating authority. CUSTOMER further certifies either (a) it has filed an FCC Form 499-A with the Federal Communications Commission (individually or on a consolidated basis) in accordance with the registration requirement of 47 C.F.R. 64.1195, or (b) it will not resell interstate telecommunications service(s) provided by AT&T under this Agreement, unless it first registers with the Federal Communications Commission in accordance with the registration requirement of 47 C.F.R. 64.1195.

8. RESPONSIBILITIES OF CUSTOMER. CUSTOMER is responsible for interfacing and communicating with its End Users, for placing any orders, and for assuring that it and any Intermediate Providers comply with the provisions of this Agreement and with all applicable laws and regulatory requirements with respect to the Services. CUSTOMER is responsible for arranging premises access at any reasonable time so that AT&T personnel may install, repair, maintain, inspect or remove service components.

9. SOFTWARE. AT&T grants CUSTOMER a personal, non-transferable and non-exclusive license (without the right to sublicense) to use, in object code form, all software and associated written and electronic documentation and data furnished pursuant to this Agreement (collectively, "Software"), solely in connection with the Services and solely in accordance with applicable written and electronic documentation. CUSTOMER will refrain from taking any steps to reverse assemble, reverse compile or otherwise derive a source code version of the Software. The Software shall at all times remain the sole and exclusive property of AT&T or its suppliers. "Third-Party Software" means Software that bears a copyright notice of a third party. "AT&T Software" means all Software other than Third-Party Software. CUSTOMER shall not copy or download the Software, except that CUSTOMER may make two copies of the Software, one for archive and the other for disaster recovery purposes. Any copy must contain the same copyright notices and proprietary markings as the original Software. CUSTOMER agrees to comply with any additional restrictions that are provided with any Third-Party Software. The term of the license granted with respect to any Software shall be coterminous

                                    AT&T/CUSTOMER CONFIDENTIAL

                               Subject to Nondisclosure Obligations

                        GENERAL TERMS AND CONDITIONS                      PAGE 2

with the Attachment which covers the Software and/or related Services. CUSTOMER shall assure that its Users comply with the terms and conditions of this Section.

10. WARRANTY WITH RESPECT TO SOFTWARE. AT&T warrants that all AT&T Software will perform substantially in accordance with its applicable published specifications for the term of the Attachment that covers the AT&T Software. If CUSTOMER returns to AT&T, within such period, any AT&T Software that does not comply with this warranty, then AT&T, at its option, will either repair or replace the portion of the AT&T Software that does not comply or refund the amount paid by CUSTOMER for such failed or defective AT&T Software. This warranty will apply only if the AT&T Software is used in accordance with the terms of this Agreement and is not altered, modified or tampered with by CUSTOMER or Users.

11. ABUSE OF SERVICE. The abuse of Service is prohibited. Using Service or permitting Service to be used in the following ways constitutes abuse:(a) interfering unreasonably with the use of AT&T service by others or the operation of the AT&T network; (b) with respect to Services that include the provision of terminating switched access over local exchange company facilities, carrying calls that originate on the network of a facilities-based interexchange carrier other than AT&T and terminate disproportionately to domestic locations for which AT&T's cost of terminating switched access (based on the published access rates of the incumbent local exchange companies) is above AT&T's price for the call under this Agreement (after application of discounts); (c) subjecting AT&T personnel or non-AT&T personnel to hazardous conditions; (d) attempting to avoid the payment, in whole or in part, of any charges by any means or device (non-payment of billed charges will not be considered abuse of service for purposes of this Section); or (e) using the Services or displaying or transmitting Content in a manner that violates any applicable law or regulation. In any instance in which AT&T believes in good faith that there is abuse of Service as set forth above, AT&T may immediately restrict, suspend or discontinue providing Service or prevent the display or transmission of Content, without liability on the part of AT&T, and then notify CUSTOMER of the action that AT&T has taken and the reason for such action. To the extent doing so does not interfere with its ability to prevent abuse of Service (to be determined in AT&T's reasonable judgment), AT&T will attempt to notify CUSTOMER before taking such action, and will attempt to limit any restriction, suspension or discontinuance under this Section to the locations, Content, or Services with respect to which the abuse is taking place.

12. DEFAULT. If a party breaches any material term of this Agreement and the breach continues unremedied for 60 days after written notice of default, the other party may terminate for cause any Attachment materially affected by the breach. If CUSTOMER is in breach of its payment obligations (including failure to pay a required deposit), and fails to make payment in full within 5 days after receipt of written notice of default, AT&T may, at its option, terminate the Agreement, terminate affected Attachments, suspend Service under the affected Attachments, and/or require a deposit, advanced payment, or other satisfactory assurances In connection with any or all Attachments as a condition of continuing to provide Services; except that AT&T will not take any such action as a result of CUSTOMER's non-payment of a charge subject to a timely billing dispute, unless AT&T has reviewed the dispute and determined that the charge is correct. An Attachment may be terminated by either party immediately upon written notice if the other party has become insolvent or involved in a liquidation or termination of its business, or adjudicated bankrupt, or been involved in an assignment for the benefit of its creditors. CUSTOMER shall be liable to AT&T for Termination Charges, as specified in a terminated Attachment, in the event that AT&T terminates an Attachment as a result of a breach by CUSTOMER. Termination by either party of an Attachment does not waive any other rights or remedies it may have under this Agreement.

13. NO OTHER REPRESENTATIONS OR WARRANTIES. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, AT&T MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, UNDER THIS AGREEMENT AND SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE OR NON-INFRINGEMENT OR ANY WARRANTY ARISING BY USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE. AT&T DOES NOT REPRESENT OR WARRANT THAT THE SERVICES WILL BE UNINTERRUPTED OR ERROR-FREE, OR THAT THE SERVICES WILL MEET CUSTOMER'S REQUIREMENTS OR THAT THE SERVICES WILL PREVENT UNAUTHORIZED ACCESS BY THIRD PARTIES. AT&T DOES NOT AUTHORIZE ANYONE TO MAKE A REPRESENTATION OR WARRANTY OF ANY KIND ON ITS BEHALF AND CUSTOMER SHOULD NOT RELY ON ANYONE MAKING SUCH STATEMENTS.

14. LIMITATION OF LIABILITY. EITHER PARTY'S ENTIRE LIABILITY, AND THE OTHER PARTY'S EXCLUSIVE REMEDIES, FOR ANY DAMAGES CAUSED BY ANY SERVICE DEFECT OR FAILURE, OR FOR OTHER CLAIMS ARISING IN CONNECTION WITH ANY SERVICE OR OBLIGATIONS UNDER THIS AGREEMENT SHALL BE:

   (a) FOR BODILY INJURY OR DEATH TO ANY PERSON, OR REAL OR TANGIBLE PROPERTY DAMAGE, NEGLIGENTLY CAUSED BY A PARTY, OR DAMAGES ARISING FROM THE WILLFUL MISCONDUCT OF A PARTY OR A BREACH OF THE PROVISIONS OF SECTION 17 (USE OF MARKS), THE OTHER PARTY'S RIGHT TO PROVEN DIRECT DAMAGES;

   (b) FOR DEFECTS OR FAILURES OF SOFTWARE, THE REMEDIES SET FORTH ABOVE UNDER
   THE

                                   AT&T/CUSTOMER CONFIDENTIAL

                              Subject to Nondisclosure Obligations

                        GENERAL TERMS AND CONDITIONS                      PAGE 3

   HEADING WARRANTY WITH RESPECT TO SOFTWARE;

   (c) FOR INDEMNITY, THE REMEDIES SET FORTH BELOW UNDER THE HEADING INDEMNIFICATION;

   (d) FOR DAMAGES OTHER THAN THOSE SET FORTH ABOVE AND NOT EXCLUDED UNDER THIS AGREEMENT, EACH PARTY'S LIABILITY SHALL BE LIMITED TO PROVEN DIRECT DAMAGES NOT TO EXCEED PER CLAIM (OR IN THE AGGREGATE DURING ANY 12-MONTH PERIOD) AN AMOUNT EQUAL TO THE TOTAL NET PAYMENTS PAYABLE BY CUSTOMER FOR THE APPLICABLE SERVICE UNDER THE APPLICABLE ATTACHMENT DURING THE 3 MONTHS PRECEDING THE MONTH IN WHICH THE DAMAGE OCCURRED.

THE LIMITATIONS IN THIS SECTION 14 SHALL NOT PRECLUDE A PARTY FROM OBTAINING INJUNCTIVE RELIEF FROM A COURT OF COMPETENT JURISDICTION IN THE EVENT OF A VIOLATION OF SECTION 9 (SOFTWARE), SECTION 11 (ABUSE OF SERVICE), ARTICLE 17 (USE OF MARKS), OR ARTICLE 20 (CONFIDENTIALITY OBLIGATIONS).

EXCEPT TO THE EXTENT PROVIDED UNDER THIS AGREEMENT WITH RESPECT TO INDEMNIFICATION, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, RELIANCE OR SPECIAL DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOST PROFITS, ADVANTAGE, SAVINGS OR REVENUES OF ANY KIND, OR INCREASED COST OF OPERATIONS, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL 'AT&T BE LIABLE FOR ANY CLAIM OR DAMAGES CAUSED BY OR ARISING OUT OF:

        (i) ANY ACT OR OMISSION (INCLUDING WITHOUT LIMITATION UNAUTHORIZED USE, THEFT, ALTERATION, LOSS OR DESTRUCTION OF SERVICE OR THE APPLICATIONS, CONTENT, DATA, PROGRAMS, INFORMATION, NETWORK OR SYSTEMS OF CUSTOMER, AN END USER OR ANY THIRD PARTY) OF CUSTOMER, AN INTERMEDIATE PROVIDER, OR AN END USER,

        (ii) EXCEPT AS OTHERWISE PROVIDED IN AN ATTACHMENT, SERVICE LEVELS, DELAYS OR INTERRUPTIONS OR LOST OR ALTERED MESSAGES OR TRANSMISSIONS, OR

        (iii) INTEROPERABILITY, INTERACTION OR INTER-CONNECTION OF THE SERVICES WITH APPLICATIONS, EQUIPMENT, SERVICES, CONTENT OR NETWORKS PROVIDED BY CUSTOMER OR THIRD PARTIES.

THE LIMITATIONS OF LIABILITY SET FORTH IN THIS AGREEMENT SHALL SURVIVE FAILURE OF AN EXCLUSIVE REMEDY, AND SHALL APPLY REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, WARRANTY, STRICT LIABILITY, OR NEGLIGENCE (INCLUDING WITHOUT LIMITATION ACTIVE AND PASSIVE NEGLIGENCE). NOTHING IN THIS SECTION LIMITS CUSTOMER'S RESPONSIBILITY FOR THE PAYMENT OF CHARGES DUE AS PROVIDED IN THIS AGREEMENT, OR AT&T'S OBLIGATION TO PROVIDE CREDITS DUE AS PROVIDED IN THIS AGREEMENT.

For purposes of all remedies and limitations of liability set forth in this Agreement or any Attachment, (i) "AT&T" shall mean AT&T Corp., its Affiliates, and its and their employees, directors, officers, agents, representatives, subcontractors, interconnection service providers and suppliers and (ii) "CUSTOMER" shall mean Customer, its Affiliates, and its and their employees, directors, officers, agents, and representatives.

15. FORCE MAJEURE. Neither party nor its Affiliates or subcontractors shall be liable to the other party for any delay, failure in performance, loss or damage due to force majeure conditions such as fire, explosion, power blackout, earthquake, volcanic action, flood, hurricane, the elements, strike, embargo, labor disputes, civil or military authority, war, acts of God, acts or omissions of other carriers (except, for CUSTOMER, the acts or omissions of its Intermediate Providers), acts of regulatory or governmental agencies, or other causes beyond their reasonable control, except that CUSTOMER's obligation to pay for services provided shall not be excused. Changes in economic, business or competitive conditions are not force majeure conditions. If CUSTOMER is unable to meet its commitments as a direct result of a force majeure condition, CUSTOMER may suspend its commitments for one full billing month (or longer, with AT&T's written consent, which shall not be unreasonably withheld). The effect of such a suspension of commitment will be to exclude the affected month(s) from all calculations' affecting the CUSTOMER's commitments and to extend the term of this Agreement by the same number of months. CUSTOMER must provide notice to AT&T of the force majeure condition giving rise to the right to suspend commitments within 30 days after its occurrence.

16. INDEMNIFICATION. CUSTOMER shall indemnify, defend, and hold harmless AT&T and its Affiliates, directors, officers, employees, agents, successors and assigns from any and all claims, damages and expenses whatsoever (including reasonable attorneys' fees) arising on account of or in connection with CUSTOMER's use, resale or sharing of the Services, including but not limited to:
(a) claims for libel, slander, invasion of privacy; (b) claims for infringement of copyright arising from any communication using the Services; (c) claims arising from any failure, breakdown, interruption or deterioration of service provided by AT&T to CUSTOMER or by CUSTOMER to End Users or Intermediate Providers; (d) claims arising from CUSTOMER's marketing efforts; and (e) claims of patent infringement arising from combining or using services or equipment furnished by AT&T in connection with services or equipment furnished by others. CUSTOMER's indemnification obligations do not

                                    AT&T/CUSTOMER CONFIDENTIAL

                                Subject TO NONDISCLOSURE OBLIGATIONS

                        GENERAL TERMS AND CONDITIONS                      PAGE 4

apply to claims for damages to real or tangible personal property or for bodily injury or death negligently caused by AT&T.

AT&T shall indemnify, defend, and hold harmless CUSTOMER and its Affiliates, directors, officers, employees, agents, successors and assigns from all claims of patent infringement arising solely from the use of the Services. (Whenever AT&T is responsible under the preceding sentence, AT&T may at its option either procure the right for CUSTOMER to continue using, or may replace or modify the alleged infringing Service so that the Service becomes noninfringing. If those alternatives are not reasonably achievable, AT&T may terminate the affected Attachment without termination liability to either party.)

The indemnified party under this Section 16: (I) must notify the other party in writing promptly upon learning of any claim or suit for which indemnification may be sought, provided that failure to do so shall have no effect except to the extent the other party is prejudiced thereby; (ii) shall have the right to participate in such defense or settlement with its own counsel and at its sole expense, but the other party shall have control of the defense or settlement; and (iii) shall reasonably cooperate with the defense.

17. USE OF MARKS. Nothing in this Agreement creates in a party any rights in the other party's trade names, trademarks, service marks or any other intellectual property. Either party may use the other party's trade names, trademarks, or service marks only to the extent such use is not prohibited by this Agreement and is otherwise permitted by law (including but not limited to the Lanham Act). In no event shall either party use or display, in advertising or otherwise, any of the other party's logos, trade dress, trade devices or other indicia of origin, or any confusingly similar logos, trade dress, trade devices or indicia of origin. CUSTOMER will not conduct business under any AT&T corporate or trade name, trademark, service mark, logo, trade dress, trade device, indicia of origin or other symbol that serves to identify and distinguish AT&T from its competitors, or under any confusingly similar corporate or trade name, trademark, service mark, logo, trade dress, trade device, indicia of origin or other symbol. CUSTOMER will not indicate or imply to any other party that CUSTOMER is affiliated with AT&T, that CUSTOMER is authorized by AT&T to sell or provide service to them, that CUSTOMER is providing (or will provide) service to such party jointly or in collaboration or partnership with AT&T, or as the agent of AT&T, or that service provided by CUSTOMER or another carrier is provided by AT&T. Except to the limited extent (if any) as may be required under law, neither CUSTOMER nor an Intermediate Provider shall indicate or imply to any existing or potential End User (or Intermediate Provider) that any portion of the service provided to the End User (or Intermediate Provider) by CUSTOMER or the Intermediate Provider is provided by AT&T or is carried over the AT&T network or AT&T facilities.

18. RELATIONSHIP OF THE PARTIES. The relationship between the parties shall be that of independent contractors and not of principal and agent, employer and employee, franchiser and franchisee, partners or joint venturers. This Agreement does not establish CUSTOMER as a dealer, distributor or franchisee of AT&T, and no fee is being paid to AT&T to enter into this Agreement.

19. CONFIDENTIAL INFORMATION DEFINED. "Confidential Information" consists of the following: all information disclosed by one party or its agent or representative (the "Disclosing Party") to the other party or its agent or representative (the "Receiving Party") in connection with this Agreement regarding the telecommunications needs of CUSTOMER and/or the telecommunications offerings of AT&T, to the extent that (a) for information disclosed in written, graphic or other tangible form, it is designated by appropriate markings to be confidential or proprietary or (b) for information disclosed orally, it is both identified as proprietary or confidential at the time of disclosure and summarized in a writing so marked within 15 business days following the oral disclosure. Notwithstanding the foregoing, all written or oral pricing and contract proposals exchanged between the parties shall be Confidential Information, whether or not so designated. Confidential Information is the property of the Disclosing Party and shall be returned to the Disclosing Party upon request. This Agreement is Confidential Information as to which each party is both a Disclosing Party and a Receiving Party. Information that (i) is independently developed by the Receiving Party, (ii) is lawfully received by the Receiving Party free of any obligation to keep it confidential, or (iii) BECOMES generally available to the public other than by breach of this Agreement, shall not be Confidential Information.

20. CONFIDENTIALITY OBLIGATIONS. A Receiving Party shall hold all Confidential Information in confidence from the time of disclosure until at least 3 years following its disclosure (except with respect to Software, which shall be held in confidence indefinitely). During that period, the Receiving Party: (a) shall use such Confidential Information only for the purposes of performing this Agreement and using the Services; (b) shall reproduce such Confidential Information only to the extent necessary for such purposes; (c) shall restrict disclosure of such Confidential Information to employees that have a need to know for such purposes; (d) shall advise those employees of the obligations of this Agreement; (e) shall not disclose Confidential Information to any third party without prior written approval of the Disclosing Party except as expressly provided in this Agreement; and (f) shall use at least the same degree of care (in no event less than reasonable care) as it uses with regard to its own proprietary or confidential information to prevent the disclosure, unauthorized use or publication of Confidential Information.

                                     AT&T/CUSTOMER CONFIDENTIAL

                                Subject to Nondisclosure Obligations

                        GENERAL TERMS AND CONDITIONS                      PAGE 5

21. PUBLICITY. No public statements or announcements relating to this Agreement shall be issued by either party without the prior written consent of the other party.

22. ALTERNATIVE DISPUTE RESOLUTION. The parties will attempt to settle any claim for non-payment of charges or recovery of overpayment of charges for the Services (hereinafter a "Billing Dispute"), through good faith negotiations. The parties may agree to submit a Billing Dispute to non-binding mediation. At any time, the party seeking payment may submit a notice of arbitration of a Billing Dispute for arbitration under the United States Arbitration Act pursuant to the terms of this Section and the Non-Administered Arbitration Rules of the CPR Institute for Dispute Resolution ("CPR"), to the extent such rules do not conflict. The Arbitration will be held in New York, New York, or any other location selected by mutual agreement of the parties. The arbitrator shall not have the power to award any damages in excess of the limits set forth in or excluded under the limitations of liability provided in this Agreement. The arbitrator may not limit, expand or otherwise modify the terms of this Agreement. The arbitrator shall strictly limit discovery to the production of documents directly relevant to the facts alleged in the notices of arbitration and defense. If depositions are required, the arbitrator shall permit each Party to conduct an equal number of depositions (not to exceed five per side), with equal limits on the number of deposition hours for each Party (not to exceed 7 per deposition). If an evidentiary hearing is held, each Party's presentation of its case shall be limited to three (3) days. Requests for temporary injunctive relief may be submitted to a court of competent jurisdiction if the arbitrator has not yet been appointed, but the arbitrator shall have the authority to modify any injunctive relief granted by such a court. The arbitration award shall be made final within eight months of filing of the notice of arbitration and judgment upon the award may be entered in any court having competent jurisdiction. All participants and the arbitrator shall hold the existence, content and results of mediation and arbitration in confidence, except as necessary to enforce a final settlement agreement or to enforce an arbitration award. Each party shall bear its own expenses and equally share expenses related to the compensation of the arbitrator. The arbitrator's award shall be in writing and shall state the reasons for the award.

23. TIME TO BRING CLAIMS. Any initial demand for arbitration pursuant to this Agreement, and any legal action arising under this Agreement, must be initiated within two years after the cause of action arises.

24. NOTICES. All notices under this Agreement shall be in writing and shall be made: (a) by personal delivery; (b) by certified or registered mail, postage prepaid return receipt requested, (c) by overnight delivery, or (d) by facsimile transmission. Notice shall be sent to the individuals identified on the Cover Sheet (at the address and/or fax number designated for notice), or to such other individual, address or fax number as a party may designate by notice to the other party.

25. EQUIPMENT. AT&T shall retain title to all of its equipment and facilities used to provide service under this Agreement. CUSTOMER will pay reasonable shipping charges for delivery to CUSTOMER's premises of AT&T equipment used to provide Service under this Agreement CUSTOMER is liable to AT&T for the replacement cost of any AT&T-provided equipment installed at CUSTOMER's premises in the event of loss of said equipment for any reason, including but not limited to theft.

26. EXPORT REGULATIONS. The parties acknowledge that the Services and Software may be subject to U.S. export laws and regulations. If requested, CUSTOMER will sign assurances and other export-related documents required for AT&T to comply with U.S. export regulations.

27. QUALITY MONITORING. CUSTOMER authorizes AT&T to monitor and record calls to AT&T concerning the Services for training and quality control purposes.

28. ASSIGNMENT. This Agreement may not be assigned by either party except that either party may assign its rights or delegate its duties under this Agreement to an Affiliate of that party, and either party may assign this Agreement to a successor, provided that an assignee of CUSTOMER must satisfy the requirements of Section 7 of these General Terms and Conditions.

29. NO THIRD PARTY BENEFICIARIES. This Agreement does not expressly or implicitly provide any third party (including but not limited to End Users and Intermediate Providers) with any remedy, claim, liability, reimbursement, cause of action or other right or privilege.

30. NON-WAIVER. The failure of a party to enforce any right under this Agreement at any particular point in time shall not constitute a continuing waiver of any such right with respect to the remaining term of this Agreement, or the waiver of any other right under this Agreement.

31. SEVERABILITY. If any portion of this Agreement is found to be invalid or unenforceable, the remaining provisions shall remain in effect and the parties shall immediately begin negotiations to replace any invalid or unenforceable portions that are essential parts of this Agreement.

32. SURVIVAL OF TERMS. The rights and obligations of either party that by their nature would continue beyond the termination or expiration of this Agreement shall survive termination or expiration of this Agreement. For example, the provisions of this Agreement regarding Confidentiality shall remain in effect following termination of this Agreement and the provisions of this Agreement regarding arbitration, use of Marks, indemnification, and/or limitation of liability shall survive termination of this Agreement as to any cause of action arising under the Agreement

33. CHOICE OF LAW. The domestic law of the State of New York, except its conflict-of-laws rules, shall govern the construction, interpretation, and performance of this Agreement, except to the extent superceded by federal

                                    AT&T/CUSTOMER CONFIDENTIAL

                                Subject to Nondisclosure Obligations

                        GENERAL TERMS AND CONDITIONS                      Page 6

law. The United Nations Convention on Contracts for International Sale of Goods shall not apply.

34. AMENDMENT. No amendment, supplement, modification or waiver of any provision of this Agreement shall be effective unless in writing and signed by authorized representatives of both parties.

35. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the Services. This Agreement supersedes all prior agreements, proposals, representations, statements or understandings, whether written or oral, concerning the Services or the parties' rights or obligations relating to the Services. Any prior representations, promises, inducements or statements of intent regarding the Services that are not embodied in this Agreement are of no effect.

36. DEFINITIONS. The following definitions apply in addition to the definitions set forth elsewhere in this Agreement:

"Affiliate" means any entity that controls, is controlled by or is under common control with a party.

"Content" means information made available, displayed or transmitted (including information made available by means of an HTML "hot link", a third party posting or similar means) in connection with a Service including all trademarks, service marks and domain names contained therein, Customer and User data, and the contents of any bulletin boards or chat forums, and, all updates, upgrades, modifications and other versions of any of the foregoing.

"End User" or "User" means the entity that uses the service furnished under this Agreement for its own use, and not for purposes of providing telecommunications services to others.

"Intermediate Provider" means any provider or other intermediary (other than CUSTOMER or its agents or employees) in the sales chain between CUSTOMER and an End User.

"Master Agreement" means the Agreement.

"Service Guide" means the AT&T Business Service Guide, as amended from time to time, accessible via the Internet at http:llserviceauide.att.com, unless otherwise 'defined in an Attachment. With respect to Service provided by AT&T under tariff, "Service Guide" means the tariffs applicable to the provision of such Service, as amended from time to time. Any references in the Attachments to "Tariffs", with respect to services that are no longer provided under tariff, will be deemed reference to the Service Guide, which is the successor document to interexchange tariffs that have been withdrawn as a result of detariffing.

If not otherwise defined, capitalized terms shall be defined as provided in the Service Guide.

 --------------------------END OF TERMS AND CONDITIONS-------------------------

                                    AT&T/CUSTOMER CONFIDENTIAL

                                Subject to Nondisclosure Obligations

AT&T Data Service Terms and Pricing                                 Page 1 of 10

                 AT&T DATA SERVICE TERMS AND PRICING ATTACHMENT

CUSTOMER Name (Full Legal Name): Valor Telecommunications of Texas L.P. d/b/a
                                 Valor Telecom

Date of Execution of Master    ________________ (by CUSTOMER) Agreement:

                               ________________ ( AT&T)

--------------------------------------------------------------------------------

1. SERVICES PROVIDED. AT&T will provide the following Services to CUSTOMER under this Attachment and pursuant to the terms of the Master Agreement and the applicable provisions of the AT&T Service Guide.

1.1. AT&T Private Line Services.

1.2. AT&T Local Channel Services.

1.3. AT&T International Satellite Services.

1.4. AT&T Frame Relay Services.

2. Term. The Term of this Attachment consists of a Full Service Period of 43 months and a Ramp Down Period of up to 12 months. CUSTOMER may elect to extend the Full Service Period for an additional 12 months by providing notice of such election to AT&T at least 60 days prior to the end of the original Full Service Period. Upon expiration of the Term, this Attachment will remain in effect on a month-to-month basis, and all rates and charges will be subject to change by AT&T upon thirty days' notice.

2.1. Rate Effective Date. The rates, terms and conditions of this Attachment are effective as of the date on which this Attachment is made part of the Agreement (i.e., on the date the Agreement is initially executed by both parties or, if this Attachment is not part of the Agreement as initially executed, on the date the Agreement is thereafter amended to include this Attachment) which date is referred to as the "Rate Effective Date".

2.2. Full Service Period; CISD. The Full Service Period begins on the first day of the first full bill cycle in which Service is provided under this Attachment, which day is referred to as the Customer's Initial Service Date (CISD). If different Services provided under this Attachment have different billing cycles, the billing months will be staggered, and the Full Service Period with respect to each Service will begin on the first day of the applicable bill cycle following the CISD. For each Service, however, the Full Service Period will begin less than one month after the CISD. The CISD is August 1, 2002.

2.3. Component Term. A twelve-month Component Term applies for each Interoffice Channel (IOC) and Local Channel ordered under this Attachment. The Component Term

                           AT&T/CUSTOMER PROPRIETARY

                      Use Pursuant to Company Instructions

AT&T Data Service Terms and Pricing                                 Page 2 of 10

            for each such component begins on the date AT&T completes installation of the component.

2.4. Ramp-Down Period. The Ramp-Down Period begins on the first day after the end of the Full Service Period, and ends on the last day of the last remaining Component Term. CUSTOMER may not submit new service orders under this Agreement during the Ramp-Down Period. During the Ramp-Down Period, all rates and charges (other than rates and charges applicable to channels with an unexpired Component Term) are subject to change by AT&T upon thirty days' notice.

3. MINIMUM REVENUE COMMITMENTS. The following Minimum Revenue Commitments apply under this Attachment. For each Minimum Revenue Commitment, CUSTOMER commits that the Eligible Charges it incurs during each Commitment Period will equal or exceed the amount of the commitment. If CUSTOMER fails to meet any Minimum Revenue Commitment in a Commitment Period, then CUSTOMER will pay a Shortfall Charge equal to the difference between the Minimum Revenue Commitment and the amount of Eligible Charges for that Minimum Revenue Commitment incurred during the Commitment Period.

3.1.  MINIMUM MONTHLY REVENUE COMMITMENT (MMRC)

   3.1.1. The MMRC for months 1 through 31 of this Attachment is $[*****]. The MMRC f or months 32 through 43 of this Attachment is $[*****]. Each month of the Full Service Period is a Commitment Period. There is no MMRC during the Ramp-Down Period.

   3.1.2. The MMRC Eligible Charges consist of the net Monthly Recurring Charges, prior to the application of any discounts or credits, for the Services provided under this Attachment.

4. RATES AND CHARGES. The rates and charges for the Services provided under this Attachment are as provided in the Service Guide, except as specified in this Attachment. AT&T reserves the right to change from time to time the rates for Services under this Agreement, regardless of any provisions that would otherwise stabilize rates or limit rate increases, to reasonably reflect charges or payment obligations imposed on AT&T stemming from an order, rule or regulation of the Federal Communications Commission or a court of competent jurisdiction, concerning universal service fund ("USF") charges, or other governmental charges or fees imposed in connection with the provision of Services.

      Custom pricing may apply for specific service components on an individual case basis to the extent provided in a Supplemental Pricing Schedule executed by authorized representatives of each party. A Minimum In-Service Period applies for each Service Component ordered as stated on the Supplemental Pricing Schedule. If a service component is disconnected prior to the end of the Minimum In-Service Period, CUSTOMER will be billed the Recurring Monthly Rate for that service component for each month remaining in the Minimum In-Service Period.

                           AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

CONFIDENTIAL

AT&T Data Service Terms and Pricing                                 Page 3 of 10

4.1. AT&T PRIVATE LINE SERVICES - INTER OFFICE CHANNELS., The following monthly charges apply for the listed domestic services in lieu of the Inter Office Channel (IOC) monthly charges applicable under the Service Guide. The monthly charge varies based on the IOC rate mileage. For an IOC with rate mileage of 100 miles or less, the monthly charge is a fixed charge. For an IOC with rate mileage of more than 100 miles, the monthly charge is the product of the per mile charge set forth in the following chart (determined based on IOC rate mileage), times the rate mileage of the IOC.

4.1.1. AT&T Private Line SONET OC12 Service

IOC RATE MILEAGE     FIXED MONTHLY CHARGE     PER MILE CHARGE
----------------     --------------------     ---------------
   [*****]             $     [*****]             $   [*****]
   [*****]             $     [*****]             $   [*****]
   [*****]             $     [*****]             $   [*****]
   [*****]             $     [*****]             $   [*****]
   [*****]             $     [*****]             $   [*****]

4.1.2. ACCUNET SONET T155 Service

IOC RATE MILEAGE     FIXED MONTHLY CHARGE     PER MILE CHARGE
----------------     --------------------     ---------------
   [*****]             $     [*****]             $   [*****]
   [*****]             $     [*****]             $   [*****]
   [*****]             $     [*****]             $   [*****]
   [*****]             $     [*****]             $   [*****]
   [*****]             $     [*****]             $   [*****]

                           AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

CONFIDENTIAL

AT&T Data Service Terms and Pricing                                 Page 4 of 10

4.1.3. ACCUNET T45 Service, International ACCUNET T45 Service to Canada, International ACCUNET T45 Service to Mexico.

IOC RATE MILEAGE     FIXED MONTHLY CHARGE     PER MILE CHARGE
----------------     --------------------     ---------------
   [*****]             $     [*****]             $   [*****]
   [*****]             $     [*****]             $   [*****]
   [*****]             $     [*****]             $   [*****]
   [*****]             $     [*****]             $   [*****]
   [*****]             $     [*****]             $   [*****]

4.1.4. ACCUNET T1.5 Service, International ACCUNET T1.5 Service-Canada, International ACCUNET T1.5 Service-Mexico. The following monthly charges apply for the listed domestic services installed on or before April 30, 2004 in lieu of the Inter Office Channel (IOC) monthly charges applicable under the Service Guide.

IOC RATE MILEAGE     FIXED MONTHLY CHARGE     PER MILE CHARGE
----------------     --------------------     ---------------
   [*****]             $     [*****]             $   [*****]
   [*****]             $     [*****]             $   [*****]
   [*****]             $     [*****]             $   [*****]
   [*****]             $     [*****]             $   [*****]
   [*****]             $     [*****]             $   [*****]

4.1.5. ACCUNET T1.5 Service, International ACCUNET T1.5 Service-Canada, International ACCUNET T1.5 Service-Mexico. The following monthly charges apply for the listed domestic services installed on or after May 1, 2004 in lieu of the Inter Office Channel (IOC) monthly charges applicable under the Service Guide.

                           AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

CONFIDENTIAL

AT&T Data Service Terms and Pricing                                 Page 5 of 10

IOC RATE MILEAGE     FIXED MONTHLY CHARGE     PER MILE CHARGE
----------------     --------------------     ---------------
   [*****]             $     [*****]             $   [*****]
   [*****]             $     [*****]             $   [*****]
   [*****]             $     [*****]             $   [*****]
   [*****]             $     [*****]             $   [*****]
   [*****]             $     [*****]             $   [*****]

4.2. AT&T FRAME RELAY SERVICES (FRS).

  4.2.1. FRS DOMESTIC ACCESS PORT CHARGES - A "Domestic Access Port" consists of the following service components: one (1) Domestic Port, one (1) Access Connection, one (1) Digital Local Channel, and one (1) Access Coordination Function. When CUSTOMER orders those service components together as a unit at the same location, that is, as a Domestic Access Port, CUSTOMER will be billed the Monthly Recurring Charges set forth in the following table, in lieu of the individual service component charges set forth in the applicable provisions in the AT&T Business Service Guide:

                                   NON,
                                RECURRING
                               INSTALLATION
PORT SPEED    DOMESTIC PORT       CHARGE
----------    -------------    ------------
 [*****]      $     [*****]    $   [*****]
 [*****]      $     [*****]    $   [*****]
 [*****]      $     [*****]    $   [*****]
 [*****]      $     [*****]    $   [*****]
 [*****]      $     [*****]    $   [*****]
 [*****]      $     [*****]    $   [*****]
 [*****]      $     [*****]    $   [*****]

                           AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

CONFIDENTIAL

AT&T Data Service Terms and Pricing                                 Page 6 of 10

[*****]          $   [*****]         $    [*****]
[*****]          $   [*****]         $    [*****]
[*****]          $   [*****]         $    [*****]
[*****]          $   [*****]         $    [*****]
[*****]          $   [*****]         $    [*****]
[*****]          $   [*****]         $    [*****]
[*****]          $   [*****]         $    [*****]
[*****]          $   [*****]         $    [*****]

  4.2.2 DOMESTIC FRS PVC MONTHLY RECURRING CHARGES

 PVC CIR         ASYMMETRICAL CHARGE        SYMMETRICAL CHARGE
---------        -------------------        ------------------
[*****]            $       [*****]             $      [*****]

[*****]            $       [*****]             $      [*****]

[*****]            $       [*****]             $      [*****]

[*****]            $       [*****]             $      [*****]

[*****]            $       [*****]             $      [*****]

[*****]            $       [*****]             $      [*****]

[*****]            $       [*****]             $      [*****]

[*****]            $       [*****]             $      [*****]

[*****]            $       [*****]             $      [*****]

[*****]            $       [*****]             $      [*****]

[*****]            $       [*****]             $      [*****]

[*****]            $       [*****]             $      [*****]

[*****]            $       [*****]             $      [*****]

4.3. AT&T LOCAL CHANNEL SERVICES. The following monthly charges apply for the listed services in lieu of the Local Channel Service monthly charges under the Service Guide.

  4.3.1. AT&T Terrestrial 1.544 Mbps Local Channel.

                           AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions


CONFIDENTIAL

AT&T Data Service Terms and Pricing                                 Page 7 of 10

Mileage
Band               Monthly Charge
----------       -------------------
[*****]          $ [*****]
[*****]          $ [*****]
[*****]          $ [*****]
[*****]          $ [*****]
[*****]          $ [*****]
[*****] Miles    $ [*****] plus $  [*****]
                 per mile

4.4. AT&T PRIVATE LINE SERVICES - OFFICE FUNCTIONS. The following monthly charges apply for the listed services in lieu of the Office Function monthly charges applicable under the Service Guide.

OFFICE FUNCTION                                 MONTHLY RECURRING CHARGE
--------------------------------------          ------------------------
ACCUNET T1.5 Service M-24 Multiplexing                 $ [*****]

ACCUNET T45 Service M-28 Multiplexing                  $ [*****]

5. DISCOUNTS. The following monthly discounts are the only discounts for the Services provided under this Attachment.

5.1. The following discounts will be applied each month to the undiscounted monthly charges for the DSVPP-eligible service components (as defined in the Service Guide) for the following Services provided under this
      Attachment:

SERVICE                                                                 DISCOUNT
--------------------------------------------------------------------    --------
AT&T Private Line SONET OC12 Services                                   [*****]

ACCUNET SONET T155 (OC3) Service, International ACCUNET T155            [*****]
Service - Canada, and International ACCUNET T155 Service - Mexico

ACCUNET T45 Service, International ACCUNET T45 Service - Canada, and    [*****]
International ACCUNET T45 Service - Mexico

ACCUNET T1.5 Service, International ACCUNET T1.5 Service - Canada,      [*****]
and International ACCUNET TI.5 Service - Mexico

ACCUNET Fractional T45 Services                                         [*****]

                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

CONFIDENTIAL

AT&T Data Service Terms and Pricing                                 Page 8 of 10

SERVICE                                                                 DISCOUNT
--------------------------------------------------------------------    --------
ACCUNET Spectrum of Digital Services (ASDS), International ACCUNET      [*****]
Spectrum of Digital Services (IASDS) - Canada, and International
ACCUNET Spectrum of Digital Services (IASDS) - Mexico (64 kbps and below)

ACCUNET Spectrum of Digital Services (ASDS), International ACCUNET      [*****]
Spectrum of Digital Services (IASDS) - Canada, and International
ACCUNET Spectrum of Digital Services (IASDS) - Mexico (128 kbps and above)

AT&T International Half Channel Service - 155 Mbps                      [*****]

AT&T International Half Channel Service-45 Mbps                         [*****]

International ACCUNET 2.048 Mbps Service-Mexico                         [*****]

AT&T International Full Channel Service                                 [*****]

AT&T International Half Channel Service - 2.048 Mbps and below          [*****]

AT&T International Satellite Shared Earth Station Service               [*****]

ACCUNET Generic Digital Access (AGDA) Service                           [*****]

Voice Grade (VG) Local Channel Seryice                                  [*****]

AT&T Terrestrial 1.544 Mbps Local Channel Service                       [*****]

AT&T Terrestrial 45 Mbps Local Channel Service

-     Region 1 Local Channel                                            [*****]

-     Region 2 Local Channel                                            [*****]

-     Region 3 Local Channel                                            [*****]

-     Region 4 Local Channel                                            [*****]

-     Region 5 Local Channel                                            [*****]

-     Region 6 Local Channel                                            [*****]

                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions


CONFIDENTIAL

AT&T Data Service Terms and Pricing                                 Page 9 of 10

SERVICE                                                                 DISCOUNT
--------------------------------------------------------------------    --------
-     Region 7 Local Channel                                             [*****]

5.2   AT&T FRAME RELAY SERVICE

SERVICE                                                                 DISCOUNT
--------------------------------------------------------------------    --------
Domestic National Frame Relay Service, Bilateral Frame Relay              [*****]

Local Frame Relay Service                                                 [*****]

International Frame Relay Service (E2E FRS and Private IP VPN             [*****]
International Service) - International Rate Schedule B

6. CREDITS AND WAIVERS. The following credits and waivers are the only credits and waivers that apply to the Services provided under this Attachment. No other promotions, credits or waivers apply.

6.1. INSTALLATION CHARGE WAIVER. AT&T will waive the Installation Charges associated with the installation of the following service components provided under this Attachment. Each service component installed subject to an Installation Charge waiver is subject to a twelve-month minimum in-service period. If any service component is disconnected prior to the end of the minimum in-service period, CUSTOMER will be billed for the Installation Charges previously waived for that service component, prorated based on the percentage of the minimum in-service period for which the service component was kept in service.

 6.1.1. DSVPP-eligible service components (as defined in the Service Guide)

6.2. MONTHLY CHARGE WAIVER. AT&T will waive the monthly charges for the following DSVPP-eligible service components:

 6.2.1. Access Connections associated with the following Services:

   6.2.1.1. AT&T Private Line SONET OC12 Service

   6.2.1.2. ACCUNET SONET T155 (OC3) Service, International ACCUNET T155 Service - Canada, and International ACCUNET T155 Service - Mexico

   6.2.1.3. ACCUNET T45 Service, International ACCUNET T45 Service - Canada, and International ACCUNET T45 Service - Mexico

                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Data Service Terms and Pricing                                Page 10 of 10

   6.2.1.4. ACCUNET T1.5 Service, International ACCUNET T1.5 Service - Canada, and International ACCUNET T1.5 Service - Mexico

 6.2.2. Access Coordination Function (ACF) associated with Local Channels for the following Services (if a Local Channel is disconnected before it has been in service for twelve months, the CUSTOMER will be billed for the previously waived monthly charges for the ACF associated with the disconnected Local Channel):

   6.2.2.1. AT&T Terrestrial T45 Mbps Local Channel Service

   6.2.2.2. AT&T Terrestrial T1.544 Mbps Local Channel Service

   6.2.2.3. ACCUNET Generic Digital Access (AGDA) Service

7. CLASSIFICATIONS, PRACTICES AND REGULATIONS. Except as otherwise provided in this Attachment, the rates and regulations that apply to the Services provided under this Attachment are as set forth in the Service Guide.

8. TERMINATION CHARGE. The following provision applies in lieu of any Discontinuance With or Without Liability provisions specified in the Service Guide.

8.1. If CUSTOMER terminates this Attachment or the Service provided under this Attachment prior to the end of the Term (other than as the result of a material breach by AT&T), or if AT&T terminates this Attachment or the Service provided under this Attachment prior to the end of the Term due to CUSTOMER's material breach of the Agreement, CUSTOMER will be billed a Termination Charge. The Termination Charge will be an amount equal to 50% of the unsatisfied Minimum Revenue Commitments) for the Commitment Period(s) in whi6h the termination occurs; plus 50% of the Minimum Revenue Commitments for each Commitment Period remaining in the Term. In addition, CUSTOMER will be billed (1) any applicable Component Termination Charges, and (2) an amount equal to the sum of any credits specified in this Attachment.

8.2. If CUSTOMER discontinues a service component prior to the end of the applicable Component Term (other than as a result of a material breach by AT&T), or if AT&T discontinues a service component prior to the end of the Component Term due to CUSTOMER's material breach of the Agreement, CUSTOMER will be liable for a Component Termination Charge equal to 100% of the Monthly Recurring Charges for each month remaining in the applicable Component Term. No Component Termination Charge will apply during the Full Service Period if an IOC is replaced with the same type of component, with a higher speed. The replacement component must between the same two points. In all cases, the replacement component will be subject to a new Component Term of twelve months.

--------------------------------------------------------------------------------
                                End of Attachment

                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions